Stoneport Advisors Commodity Long Short ETF Trading Symbol: SCLS Listed on The Nasdaq Stock Market, LLC Summary Prospectus October 31, 2025 www.Stoneportadvisorsetfs.com

Before you invest, you may want to review the Stoneport Advisors Commodity Long Short ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated September 12, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.Stoneportadvisorsetfs.com. You can also get this information at no cost by calling at (866) 886-8389 or by sending an e-mail request to info@stoneportadvisorsetfs.com.

Investment Objective

The Stoneport Advisors Commodity Long Short ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Stoneport Advisors Dynamic Commodity Index – Total Return (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	1.10%

(1)	The Fund’s investment adviser, Tidal Investments LLC (the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses (“Excluded Expenses”).

(2)	Based on estimated amounts for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$112	$350

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other assets (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the total annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

Principal Investment Strategies

The Fund is a passively managed exchange-traded fund (“ETF”) that seeks to replicate the total return performance, before fees and expenses, of the Stoneport Advisors Dynamic Commodity Index – Total Return (the “Index”). The Adviser seeks to achieve the Fund’s investment objective by investing the Fund’s assets, both long and short, in highly liquid U.S. exchange-listed physical commodity futures contracts (e.g., futures contracts on energy, metals and agricultural/livestock products) that are contained in the Index or that have characteristics that the Adviser believes make their return performance likely to be highly correlated to futures contracts that are contained in the Index. In addition, the Fund will hold short-term U.S. Treasury securities as margin or collateral for the futures contracts. The Fund will not invest directly in physical commodities.

A highly liquid futures contracts market reflects a strong and consistent flow of buyers and sellers for a particular commodity, with characteristics including: (a) high trading volumes (e.g., consistently over a million contracts daily); (b) high open interest (i.e., number of outstanding contracts that haven’t settled, reflecting strong market depth and interest); (c) narrow bid-ask spreads (i.e., difference between the highest price a buyer will pay (bid) and the lowest price a seller will accept (ask)); and (d) diversity of participants (i.e., speculators, hedgers, and institutional investors).

The Fund generally will invest in the futures contracts through its Subsidiary (described below) and in short-term U.S. Treasury securities.

Index Methodology.

The Index is a rules-based, quantitative, long-short commodity futures index comprised of liquid, U.S. exchange-listed physical commodity futures contracts. The Index reflects the total return of long positions (which generally benefit when prices rise) and short positions (which generally benefit when prices fall) in commodity futures contracts that comprise the Index. In addition, the Index reflects daily interest based on the assumed amount of money that would be invested in those positions.

●	Futures contracts are standardized contracts to buy or sell a specific quantity of a commodity at a predetermined price on a specified future date. The Index’s futures contracts are traded on, or subject to the rules of, an exchange.

The Index’s universe of futures contracts consists of exclusively U.S. exchange-listed contracts reflected in the S&P Goldman Sachs Commodity Index (“GSCI”) and the Dow Jones Commodity Index (“DJCI”). The GSCI and DJCI are widely recognized, broad based commodity market benchmark indices that reflect the returns of the broader global commodity futures markets. There is no limit on the number of commodity futures contracts that may be included in the Index. To be eligible for inclusion in the Index, each futures contract must be U.S. exchange traded and represented in the GSCI and DJCI indexes. If a contract reflected in the GSCI or DJCI is traded on a non-U.S. exchange, the Index methodology will allocate that exposure to a similar contract traded on a U.S. exchange. For example, a copper futures contract reflected in the GSCI or DJCI that is traded on the London Metals Exchange will instead be reflected in the Index by a similar U.S. exchange-listed high grade copper futures contract. Index components are weighted based on a simple average of their target weights as reflected in the GSCI and DJCI, subject to certain adjustments per the methodology, as described below. The duration of component futures contracts in the Index is determined through the monthly rolling process (also described below) designed to maintain continuous near-term exposure to the U.S. physical commodity markets represented in the Index.

The Index’s components and target weights assigned to each component are reconstituted annually corresponding with when the GSCI and DJCI annually adjust their respective index components and target weightings. In addition to the annual reconstitution and establishment of annual target weights, the Index is rebalanced monthly as described below. As of January 2025, the Index reflected long and short positions in 23 futures contracts across wheat, corn, soybean, cattle, lean hogs, copper, gold, silver, platinum, cocoa, sugar, coffee, cotton, crude oil, heating oil, gasoline and natural gas markets.

Futures contracts components of the Index are held in either long or short positions, based on their “return trend” which is influenced by whether the forward curve of each contract reflects a predominant condition of “backwardation” or “contango,” respectively (see below for explanations of return trend, forward curve, backwardation and contango). To make these determinations, the Index applies an algorithm designed to measure and track the returns of component futures contracts based upon the shape of their forward curve in the commodity futures markets. The algorithm then assigns each component a long or short position accordingly, and adjusts these positions on a monthly basis. In doing so, the Index will “roll” each component contract position monthly from expiring contracts into new positions in the next available liquid contracts, either long or short, based on current market conditions. During each monthly roll, the Index also re-establishes its components’ target weightings to coincide with the original annual target weights set for the current year (see below for an explanation of “rolling” futures contracts). The monthly rebalancing allows the Index to maintain diversification among its constituent components without becoming over-weighted in a specific commodity or commodity sector during periods of highly volatile price movements in that market or sector. The Index’s methodology includes a volatility-based weighting mechanism designed to downsize the weighting allocated to an Index component during periods in which that component’s contract market is experiencing prescribed levels of higher volatility.

The Index’s algorithmic methodology is designed to result in the Index reflecting long positions in futures contracts when their short-term return trend is above their long-term trend and holding short positions in futures contracts when their short-term return trend is below their long-term trend. The Index seeks to isolate the potential benefits unique to the commodity futures markets. In particular, the Index constructs its component contract positions as either (i) predominantly long to seek to capitalize on the roll yield typical of contracts in backwardation and (ii) predominantly short to seek to capitalize on the roll costs (i.e., “negative roll yield”) typical of contracts in contango (see below for an explanation of roll yield and negative roll yield). For more information about the Index’s methodology, see the section in the Fund’s Prospectus titled “Additional Information About the Fund – Additional Information About the Index Methodology.”

The Index is a proprietary index owned and published by Stoneport Advisors, LLC, and calculated daily by S&P DJI Netherlands B.V. (a subsidiary of S&P Dow Jones Indices LLC) (collectively, the “Index Provider”).

Rolling of Futures Contracts.

Rolling occurs when a trader closes out of a futures contract as it nears expiration and then replaces it with a contract that has a later expiration. “Prompt” futures contracts refers to contracts that are closest to expiration (e.g., for delivery in the next calendar month). The Fund does not intend to take physical delivery of any physical commodities associated with the futures contracts in which it invests, and will not hold futures contracts past their “first notice date” (i.e., the date a buyer can be required to take delivery of an underlying commodity). Instead, it will roll its “prompt” futures positions consistent with the monthly rebalancing of the Index, as described above.

Backwardation, Contango, Roll Yield and Return Trend.

When futures contracts with longer times to expiration are priced higher those with shorter times to expiration, it is called “contango.” Conversely, when futures contracts with longer times to expiration are priced lower than those with shorter times to expiration, it is called “backwardation.” Contango and backwardation will have different impacts on the Fund’s performance:

●	Contango: When rolling long positions in futures contracts that are in contango, the Fund may sell the expiring futures contract at a lower price and buy the longer-dated futures contract at a higher price. This results in a negative roll yield (i.e., a potential loss). Conversely, rolling short positions in contracts that are in contango will result in a positive yield roll yield (i.e., a potential gain).

●	Backwardation: When rolling long positions in futures contracts that are in backwardation, the Fund may sell the expiring futures contract at a higher price and buy the longer-dated futures contract at a lower cost. This results in a positive roll yield (i.e., a potential gain). Conversely, rolling short positions in contracts that are in backwardation will result in a negative roll yield (i.e., a potential loss).

●	Return Trend. In the context of rolling futures contracts, “return trend” refers to the pattern of gains or losses experienced by a trader who maintains continuous positions in a futures market by successively rolling expiring contracts into later-dated ones. The return trend is particularly relevant for traders seeking to remain invested in the market by rolling their contracts prior to their expiration. The pattern of gains or losses is strongly influenced by prevailing market conditions over time, including whether markets are in contango or backwardation, and the resulting negative or positive roll yields.

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Forward Curve. In managed futures trading, the forward curve is a graphical representation that plots the prices of futures contracts for a particular asset across different expiration dates. It reflects the relationship between the price of a futures contract and the time until its delivery or settlement date, and indicates the market’s expectations about future price levels for a given commodity. Various factors affect these forward price expectations, including but not limited to interest rates, supply/demand, storage costs, seasonality, and volatility. An upward sloping forward curve (i.e., where longer-dated contracts are more expensive than shorter-dated ones) normally suggests market expectations of future price increases; whereas a downward sloping forward curve (i.e., where shorter-dated contracts are more expensive than longer-dated ones) normally suggests expectations of future price decreases.

To align with the Index’s methodology, the Fund seeks to maximize potential positive roll yield (potential gains), and minimize potential negative roll yield (potential losses), by taking predominantly long positions in Index components that are in backwardation and predominantly short positions in Index components that are in contango.

Cayman Subsidiary

The Fund intends to gain exposure to futures contracts by investing through a wholly-owned Cayman Islands subsidiary (the “Subsidiary”) that is advised by the Adviser. The Fund may invest up to 25% of its total assets in the Subsidiary, tested at the end of each fiscal quarter.

The Subsidiary will generally invest in futures contracts that do not generate “qualifying income” under the source of income test required to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in futures contracts; however, the Subsidiary will comply with the same Investment Company Act of 1940, as amended (the “1940 Act”), requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions as the Fund and will comply with them on an aggregate basis with the Fund, and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors. Because the value of the Subsidiary must not exceed 25% of the Fund’s value at the close of any quarter, the Subsidiary may need to sell assets as a quarter end approaches and pay a dividend to the Fund. This dividend will constitute qualifying income for RIC purposes. Except as otherwise noted, for purposes of this Prospectus, references to the Fund’s investments include the Fund’s indirect investments through the Subsidiary.

Margin and Collateral

The Fund will hold short-term U.S. Treasury securities, cash, and cash equivalents for margin or as collateral for the futures contracts. As of the date of this prospectus, the Fund will typically retain about 15% to 20% of the notional value of futures contracts (i.e., the total monetary value of its futures contract positions) in collateral investments.

Representative Sampling

In seeking to obtain exposures comparable to those of the Index under normal market conditions, the Fund will invest substantially all of its net assets in the futures contracts that are contained in the Index or in futures contracts whose risk and return characteristics are very similar to the risk and return of the Index as a whole.

The Fund may use a representative sampling approach to attempt to track the performance of the Index. This means the Fund will be able to invest in a sample of the Index components whose risk and return closely resemble the risk and return characteristics of the Index as a whole. The Adviser will do this when it believes it is in the best interests of the Fund. For example, representative sampling may be used if the Adviser is evaluating purchasing the Index’s futures contracts and there are practical difficulties or substantial costs to acquiring the Index’s futures contracts. This could be due to temporary illiquidity, execution costs, mispricing, or legal restrictions or limitations that apply to the Fund, but not to the Index.

Fund Attributes

The Fund is non-diversified. To the extent the Index is concentrated in a particular industry, the Fund is expected to be concentrated in that same industry. As of July 31, 2025, the Index was concentrated in the energy and metals industry categories.

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowing for investment purposes, in long and short futures contracts that are components of the Index or have economic characteristics similar to the Index. In determining the value of the Fund’s assets for this purpose, the Fund will use the notional value of its investments in futures contracts.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Futures Contracts Risks

●	Rolling Futures Contract Risk: The Fund will invest in and have exposure to futures contracts and is subject to risks related to “rolling” them. Rolling occurs when the Fund closes out of a futures contract as it nears its expiration and replaces it with a contract that has a later expiration. The Fund does not intend to hold futures contracts through expiration, but instead intends to “roll” its futures positions. The Fund will incur exchange and brokerage costs to effect the rolling of futures contracts. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the rolling process of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The impact of backwardation and contango may cause the returns of the Fund to vary significantly from returns as measured by other price references, such as the spot prices of the commodities comprising the Index.

●	Spot Yield Risk: If the prices of all or a sub-set of the twelve months of futures contracts used by the Fund move opposite the Fund’s established positions for each component position in total, there will be a corresponding negative impact on the NAV of the Fund.

●	Contango and Backwardation Risk: The Index and thus the Fund’s rolling strategy involves the replacement of shorter dated futures contracts with longer-dated futures contracts. The value of the Index (and the NAV of the Fund) may be adversely affected by the cost of rolling long/short positions forward where prices of the futures contracts with later expiration dates are higher/lower than those with earlier expiration dates would create a negative/positive contango “roll yield.” By contrast, if the prices of the Fund’s long/short futures contract positions with later expiration dates are lower/higher than the prices of futures contracts with earlier expiration dates, rolling those positions forward would create a positive/negative backwardation “roll yield.” In addition, the Fund will incur exchange and brokerage costs to effect the rolling of futures contracts.

●	Volatility Risk: The price of futures contracts can be volatile and influenced by trade, fiscal, monetary, and exchange control programs and political changes.

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Extreme Market Risk: Relevant parties in the Fund’s futures contracts (such as clearing brokers and execution brokers) may impose certain mandatory measures under extreme market circumstances. These measures may include limiting the size and number of the Fund’s futures positions and/or mandatory liquidation of the Fund’s futures positions without advance notice to the Adviser. In response to such mandatory measures, the Adviser may have to take corresponding actions in the best interests of, and without prior notice to the shareholders, and in accordance with the Fund’s constitutive documents, including but not limited to implementing alternative investment and/or hedging strategies. These corresponding actions could adversely impact the Fund’s NAV.

●	Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. When the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to counterparty risk based upon the Fund’s clearing broker or clearinghouse operations. Counterparty risk exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions of the contract due to a possible dispute (whether or not bona fide) or because of a credit or liquidity problem which could possibly cause the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, it might cause the value of an investment in the Fund to decrease.

Commodities Risk. Exposure to the commodities markets through investments in futures contracts may subject the Fund to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, governmental expropriation, political upheaval or conflicts, or increased competition from alternative energy sources or commodity prices. Significant changes in the value of commodities may lead to volatility in the Fund’s net asset value (“NAV”) and market price.

●	Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Energy markets can be significantly affected by fluctuations in energy prices and supply of and demand for energy fuels. Such fluctuations can be the result of geopolitical events, energy conservation, use of alternative fuel sources, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, price controls, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, war, violence, disruptive activity caused by political unrest, attacks or threats of attack by terrorists, among other factors.

●	Precious and Industrial Metals Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold. The prices of industrial metals are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity, disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

●	Livestock Commodities Risk. The prices of these commodities, which include live cattle, lean hogs, and feeder cattle, are subject to a number of factors that can cause price fluctuations, including weather conditions, disease and famine, changes in government policies, and changes in demand.

●	Agricultural Product Commodities Risk. The prices of these commodities (also referred to as grains and softs), which include grains, sugar, cotton, coffee, and cocoa, are subject to several factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Cayman Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The futures contracts and other investments held by the Subsidiary are subject to the same economic risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, the Subsidiary is also subject to many of the risks to which the Fund is subject, such as tax risks, commodity related risks, and market and data risks.

Commodity-Linked Derivatives Tax Risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations, or other legally binding authority. As a RIC, the Fund must derive at least 90% of its gross income each taxable year from certain qualifying sources of income under the Code. If, as a result of any adverse future legislation, U.S. Treasury regulations, and/or guidance issued by the Internal Revenue Service (the “IRS”), the income of the Fund from certain commodity-linked derivatives, including income from the Fund’s investments in the Subsidiary, were treated as non-qualifying income, the Fund may fail to qualify as RIC and/or be subject to federal income tax at the Fund level. The uncertainty surrounding the treatment of certain derivative instruments under the qualification tests for a RIC may limit the Fund’s use of such derivative instruments.

The Fund intends to limit its investment in the Subsidiary to no more than 25% of the value of its total assets in order to satisfy certain asset diversification requirements for taxation as a regulated investment company. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund generally has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Commodity Pool Regulatory Risk. The Fund’s investment exposure to futures instruments will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the CEA and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies. Registration as a CPO imposes additional compliance obligations on the Adviser and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO, are not expected to materially adversely affect the Fund’s ability to achieve its investment objective. The CFTC has not passed on the adequacy of this Prospectus.

Tax Risk. The Fund intends to treat any income it may derive from futures received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) to third parties not associated with the Fund or its affiliates (which would only allow those parties to rely on as a precedent) concluding that similar arrangements resulted in qualifying income, many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund could possibly cause the Subsidiary to make distributions to the Fund for the purposes of potentially making distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year. This income would be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC the Fund might be required to recognize unrealized gains, pay substantial taxes and interest penalties and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred, which would have a negative impact on the Fund’s returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies. In the event that the Fund fails to qualify as a RIC, the Fund will promptly notify shareholders of the implications of that failure.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such an event, the value of the Fund’s Shares may rise and fall more than the value of shares that are invested in securities or financial instruments of companies that encompass a broader range of industries.

U.S. Government and U.S. Agency Obligations Risk. The Fund may invest in securities issued by the U.S. government or its agencies or instrumentalities. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. Although U.S. Treasuries are backed by the U.S. government, those government policies may change both in terms of the payment of interest and in the payment of principal. Furthermore, while holding a treasury until maturity can guarantee principal, selling a treasury prior to maturity or buying a treasury subsequent to the issue date may put principal at risk.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Economic and Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics. The imposition by the U.S. of tariffs on goods imported from foreign countries and reciprocal tariffs levied on U.S. goods by those countries also may lead to volatility and instability in domestic and foreign markets.

ETF Risks

●	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as Authorized Participants or APs). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
●	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the bid-ask spread. The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
●	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.
●	Trading. Although Shares are listed for trading on a national securities exchange, such as the The Nasdaq Stock Market, LLC (the Exchange), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares and the liquidity of the Fund’s portfolio holdings may deteriorate.

Illiquid Investments Risk. The Fund’s investments may at times become illiquid, this lack of liquidity could be caused by the absence of a readily available market or because of legal or contractual restrictions on sales. It is possible the Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

Index ETF Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

New Fund Risk. The Fund is a recently organized management investment company with no operating history. As a result, prospective investors do not have a track record or history on which to base their investment decisions.

New Index Risk. The Fund’s strategy is linked to an Index that was recently constituted and for which there is less publicly available information compared to more established market indices. The Index has not previously been utilized for a fund registered under the 1940 Act, which may create additional risks for investing in the Fund.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody. Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Adviser seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Passive Investment Risk. The Fund invests in the financial instruments included in or representative of the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions during declining markets. As a result, the Fund’s performance could be adversely affected by a general decline in the market segments relating to the Index.

Rebalancing Risk: If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may not successfully track the performance of the Index and may not achieve its investment objective.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the instruments comprising the Index at all times or may hold positions not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interests of the Fund, which generally can be expected to produce a greater non-correlation risk.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may provide some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at Stoneportadvisorsetfs.com.

Management

Investment Adviser

Tidal Investments LLC, a Tidal Financial Group company (“Tidal” or the “Adviser”) serves as investment adviser to the Fund.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Qiao Duan, CFA, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2025.

Christopher P. Mullen, Portfolio Manager for Tidal, has been a portfolio manager of the Fund since its inception in 2025.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash. Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Funds to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on a Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an AP.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

When available, information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at Stoneportadvisorsetfs.com.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or some combination thereof), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary such as a bank (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products including the Fund or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.